All average are wtg averages.

	Originator/ Source 1	Originator/ Source 2	Originator/ Source 3	Aggregate
Largest Servicer
FICO avg	618			618
FICO stdev	56.24%			56.24%
FICO < 500	0.00%			0.00%
FICO < 560	18.97%			18.97%
10th Percentile FICO	538			538
90th Percentile FICO	685			685
CLTV avg	84.07%			84.07%
CLTV >80%	55.61%			55.61%
SS CLTV	87.48%			87.48%
% With Silent 2nds	17.51%			17.51%
10th Percentile CLTV	70			70
90th Percentile CLTV	100			100
Full Doc %	95.35%			95.35%
Loan Bal avg (000s)	151,547.45			151,547.45
DTI %	38.24%			38.24%
DTI >45%	34.70%			34.70%
Purch %	27.42%			27.42%
Cash Out %	71.40%			71.40%
Fxd %	25.25%			25.25%
3 yr ARM >=	7.14%			7.14%
WAC	7.178%			7.178%
WAC stdev	1.44%			1.44%
1st Lien %	91.94%			91.94%
MI %	0.00%			0.00%
MI Insurer	N/A			N/A
CA %	6.93%			6.93%
Sng Fam %	69.70%			69.70%
Invt Prop %	3.37%			3.37%
MH %	0.00%			0.00%
IO%	18.72%			18.72%
2yr IO%	5.61%			5.61%
IO non-full doc %	0.06%			0.06%
2-4 Family %	6.94%			6.94%
Prim Occ	95.47%			95.47%
<$100K Bal %	14.41%			14.41%
2-yr Prepay Penalty %	40.25%			40.25%
Initial Target OC %
Total C/E% Aaa
Total C/E% Aa2
Total C/E% A2
Mth 37 Loss Trig
Moody's Base Case Loss
S&P single-B Loss
Fitch single-B Loss

Originator/ Source	WA LTV	WA CLTV	WA SS CLTV	FICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI%	DTI% > 45	% with MI
GMAC RFC	78.28%	84.07%	87.48%	618	7.18%	100.00%	27.42%	3.37%	91.94%	17.51%	6.93%	95.35%	18.72%	38.24%	34.70%	0.00%
Total:	78.28%	84.07%	87.48%	618	7.18%	100.00%	27.42%	3.37%	91.94%	17.51%	6.93%	95.35%	18.72%	38.24%	34.70%	0.00%

Documentation	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
Full	78.65%	84.56%	88.12%	618	7.18%	95.35%	28.30%	3.27%	91.85%	18.22%	7.08%	100.00%	19.57%	38.29%	35.52%	0.00%
Non-Full	70.69	73.86	74.33	609	7.30	4.65	9.33	5.37	93.73	2.82	4.03	0	1.37	37.27	17.79	0
Total	78.28%	84.07%	87.48%	618	7.18%	100.00%	27.42%	3.37%	91.94%	17.51%	6.93%	95.35%	18.72%	38.24%	34.70%	0.00%

Interest Only	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
2-yr IO	82.26	82.26	92.25	649	6.44	5.61	46.35	0	100	50.54	9.85	100	100	36.56	22.05	0
Other IO	82.36	82.36	92.18	647	6.44	13.11	44.40	0	100	50.35	15.90	99.51	100	34.38	20.89	0
Non-IO	77.35%	84.47%	86.39%	611	7.36%	81.28%	23.37%	4.14%	90.09%	9.93%	5.29%	94.36%	0.00%	38.98%	37.80%	0.00%
Total	78.28%	84.07%	87.48%	618	7.18%	100.00%	27.42%	3.37%	91.94%	17.51%	6.93%	95.35%	18.72%	38.24%	34.70%	0.00%

FICO	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
500-559	79.74%	81.01%	81.08%	532	7.48%	18.97%	9.36%	1.20%	97.69%	0.74%	6.52%	95.89%	0.00%	39.98%	37.13%	0.00%
560-599	76.31	81.31	83.60	582	7.44	15.43	17.51	0.77	92.73	11.68	6.22	93.72	9.97	40.62	42.17	0
600-639	78.40	84.97	89.18	621	7.16	30.78	28.97	2.30	90.86	21.62	6.66	94.05	24.81	36.79	28.58	0
640-679	77.61	85.83	90.90	657	7.03	22.91	35.17	3.88	88.92	25.93	6.75	96.69	28.6	37.47	35.66	0
680>=	79.48	86.76	91.69	715	6.77	11.91	50.08	11.95	90.36	24.93	9.57	97.41	25.12	37.62	35.08	0
Total	78.28%	84.07%	87.48%	618	7.18%	100.00%	27.42%	3.37%	91.94%	17.51%	6.93%	95.35%	18.72%	38.24%	34.70%	0.00%

Low Balance	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
<80,000	41.38%	88.49%	89.52%	624	9.01%	9.33%	16.67%	4.47%	36.12%	4.79%	3.26%	96.62%	0.00%	38.17%	33.90%	0.00%
80,000-100,000	70.53	83.31	85.76	612	7.84	5.08	23.16	5.14	81.54	12.46	2.22	97.19	1.19	37.88	31.79	0
100,000>=	82.76	83.63	87.36	617	6.95	85.59	28.84	3.14	98.64	19.19	7.61	95.11	21.8	38.27	34.96	0
Total	78.28%	84.07%	87.48%	618	7.18%	100.00%	27.42%	3.37%	91.94%	17.51%	6.93%	95.35%	18.72%	38.24%	34.70%	0.00%

Lien Position	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
1st Lien	83.42%	83.42%	87.13%	616	6.96%	91.94%	29.07%	3.61%	100.00%	19.04%	6.96%	95.26%	20.36%	38.17%	34.50%	0.00%
2nd Lien	19.65	91.44	91.44	636	9.73	8.06	8.54	0.60	0	0	6.58	96.39	0	39.08	36.93	0
Total	78.28%	84.07%	87.48%	618	7.18%	100.00%	27.42%	3.37%	91.94%	17.51%	6.93%	95.35%	18.72%	38.24%	34.70%	0.00%

WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
80-85%	84.58	607	7.10	9.20	9.72	4.59	93.58	0.27	5.50	92.72	14.62	39.01	37.48	0
85-90%	89.73	603	7.18	27.47	21.60	5.64	97.35	0.97	8.26	99.16	18.16	38.46	38.31	0
90-95%	94.63	649	7.31	5.91	29.04	0.55	94.76	0	4.58	100	1.07	36.34	31.53	0
95-100%	99.93	645	8.57	13.02	33.72	0	62.32	0	3.24	99.73	0.38	40.18	39.62	0

SSCLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
80-85%	607	7.10	9.18	9.74	4.61	93.57	0	5.51	92.71	14.66	38.99	37.31	0
85-90%	603	7.19	27.21	21.58	5.70	97.32	0.04	8.33	99.15	18.04	38.46	38.39	0
90-95%	647	7.17	6.98	30.32	0.46	95.56	15.29	6.64	100	9.66	35.87	30.40	0
95-100%	646	7.44	29.35	53.97	0.00	83.28	55.62	6.25	99.55	30.24	38.91	35.88	0

Coupon-ARM	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
<=8%	83.54%	83.54%	88.17%	618	6.73%	92.02%	32.73%	3.49%	100.00%	23.77%	8.54%	95.99%	26.88%	38.33%	35.32%	0.00%
8-9%	90.30	90.30	91.08	585	8.40	7.48	23.91	3.75	100	3.89	2.12	95.31	4.1	39.19	33.5	0
9-10%	91.04	91.04	91.04	576	9.31	0.50	38.19	16.93	100	0	0	94.02	0	38.3	39.58	0

Coupon-fixed rate	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
<=8%	77.93%	79.02%	80.22%	625	7.08%	55.91%	15.41%	2.44%	98.31%	6.27%	2.41%	92.00%	0.00%	37.35%	32.92%	0.00%
8-9%	64.22	86.03	86.21	618	8.52	16.38	15.38	6.15	66.54	1.14	3.87	95.89	0	37.62	30.78	0
9-10%	29.35	92.81	92.93	636	9.55	16.59	9.88	1.81	13.42	0.15	6.70	95.41	0	38.70	34.62	0
10-11%	19.68	93.14	93.14	615	10.46	8.78	7.33	0.72	0	0	3.24	96.28	0	38.20	34.56	0
11-12%	18.42	93.67	93.67	594	11.36	2.04	6.83	0	0	0	16.60	96.72	0	41.43	42.31	0
12-13%	17.67	90.27	90.27	588	12.36	0.26	0	0	0	0	0	83.46	0	40.03	27.18	0
13-14%	15.00	84.00	84.00	514	13.25	0.03	0	0	0	0	0	100	0	46.00	100	0

Banc of America Securities LLC

____________________________________________________________________

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.